EXECUTION

TRUST AGREEMENT

among

STRUCTURED ASSET SECURITIES CORPORATION,
as Depositor,

WILMINGTON TRUST COMPANY,

as Owner Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Administrator

Dated as of October 1, 2003

SASCO MORTGAGE LOAN TRUST 2003-GEL1

Mortgage Backed Notes, Series 2003-GEL1

Table of Contents

                                                                                                                                        Page

ARTICLE I  DEFINITIONS

Section 1.01. Definitions.

1

Section 1.02. Other Definitional Provisions.

4

ARTICLE II ORGANIZATION

Section 2.01. Name.

5

Section 2.02. Office.

5

Section 2.03. Purpose and Powers.

5

Section 2.04. Appointment of the Owner Trustee.

6

Section 2.05. Initial Capital Contribution; Declaration of Trust.

6

Section 2.06. Issuance of Initial Ownership Certificate.

7

Section 2.07. Liability of the Holder of the Ownership Certificate.

7

Section 2.08. Situs of Trust.

7

Section 2.09. Title to Trust Property.

7

Section 2.10. Representations and Warranties of the Depositor.

8

Section 2.11. Tax Treatment.

9

Section 2.12. Investment Company.

9

ARTICLE III  THE OWNERSHIP CERTIFICATE AND

TRANSFERS OF INTERESTS

Section 3.01. The Ownership Certificate.

9

Section 3.02. Execution, Authentication and Delivery of the Ownership

Certificate.

9

Section 3.03. Registration of and Limitations on Transfers and Exchanges of the

Ownership Certificate.

10

Section 3.04. Lost, Stolen, Mutilated or Destroyed Ownership Certificate.

12

Section 3.05. Persons Deemed Certificateholders.

12

Section 3.06. Access to List of Certificateholders’ Names and Addresses.

13

Section 3.07. [Reserved]

13

Section 3.08. Maintenance of Office or Agency.

13

Section 3.09. Certificate Paying Agent.

13

Section 3.10. Initial Beneficiary.

14

ARTICLE IV  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 4.01. Certificate Account.

14

Section 4.02. Application of Trust Funds.

15

Section 4.03. Method of Payment.

15

Section 4.04. [Reserved]

15

Section 4.05. Segregation of Moneys; No Interest.

15

ARTICLE V  AUTHORITY AND DUTIES OF THE OWNER TRUSTEE;

ACTION BY CERTIFICATEHOLDERS

Section 5.01. General Authority.

15

Section 5.02. General Duties.

16

Section 5.03. Action Upon Instruction.

16

Section 5.04. No Duties Except as Specified under Specified Documents or in Instructions.

17

Section 5.05. Restrictions.

17

Section 5.06. Prior Notice to the Holder with Respect to Certain Matters.

18

Section 5.07. Action by the Holder with Respect to Bankruptcy.

20

Section 5.08. Restrictions on the Holder’s Power.

20

ARTICLE VI  CONCERNING THE OWNER TRUSTEE

Section 6.01. Acceptance of Trusts and Duties.

20

Section 6.02. Furnishing of Documents.

21

Section 6.03. Books and Records.

21

Section 6.04. Representations and Warranties.

21

Section 6.05. Reliance; Advice of Counsel.

23

Section 6.06. Not Acting in Individual Capacity.

24

Section 6.07. Owner Trustee Not Liable for Ownership Certificate or Collateral.

24

Section 6.08. Owner Trustee May Own Ownership Certificate and Notes.

24

Section 6.09. Licenses.

24

Section 6.10. Doing Business in Other Jurisdictions.

25

ARTICLE VII  INDEMNIFICATION AND COMPENSATION

Section 7.01. Trust Expenses.

25

Section 7.02. Indemnification.

25

Section 7.03. Compensation.

26

Section 7.04. Lien on Trust Estate.

26

ARTICLE VIII  TERMINATION OF AGREEMENT

Section 8.01. Termination of Agreement.

26

ARTICLE IX  SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

Section 9.01. Eligibility Requirements for Owner Trustee.

27

Section 9.02. Resignation or Removal of Owner Trustee.

27

Section 9.03. Successor Owner Trustee.

28

Section 9.04. Merger or Consolidation of Owner Trustee.

28

Section 9.05. Appointment of Co-Trustee or Separate Trustee.

28

ARTICLE X  MISCELLANEOUS

Section 10.01. Supplements and Amendments.

30

Section 10.02. No Legal Title to Trust Estate in Holder.

31

Section 10.03. Pledge of Collateral by Owner Trustee is Binding.

31

Section 10.04. Limitations on Rights of Others.

31

Section 10.05. Notices.

31

Section 10.06. Severability.

32

Section 10.07. Separate Counterparts.

32

Section 10.08. Successors and Assigns.

32

Section 10.09. Headings.

32

Section 10.10. Governing Law.

32

Section 10.11. No Petition.

32

Section 10.12. No Recourse.

33

ARTICLE XI  OFFICERS

Section 11.01. Appointment of Officers.

33

Section 11.02. Officers to Provide Information to the Owner Trustee.

33

Exhibit A

Form of Ownership Certificate

Exhibit B

[Reserved]

Exhibit C

Form of Certificate of Trust

Exhibit D-1

Form of Rule 144A Investment Letter

Exhibit D-2

Form of Non-Rule 144A Investment Letter

Exhibit E

Form of ERISA Transfer Affidavit

Exhibit F-1

Form of Ownership Certificate Transfer Affidavit (Transferee)

Exhibit F-2

Form of Ownership Certificate Transfer Affidavit (Transferor)

Exhibit G

Owner Trustee Fee Letter Agreement

Exhibit H

Form of FASIT Election Certificate

Exhibit I

Form of FASIT Affidavit

This TRUST AGREEMENT, dated as of October 1, 2003, is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation (the “Depositor”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the “Owner Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrator (the “Administrator”).

WHEREAS, pursuant to the Transfer and Servicing Agreement entered into simultaneously with this Trust Agreement, Depositor intends to sell, transfer and assign to a Delaware statutory trust created hereunder certain Mortgage Loans and related assets (collectively, the “Collateral”), which statutory trust would then pledge such Collateral under an indenture in order to secure the issuance of its Mortgage-Backed Notes, Series 2003-GEL1 (the “Notes”), the net proceeds of which would be applied toward the purchase of the Collateral.

WHEREAS, the Depositor, the Owner Trustee, the Administrator and the Initial Holder intend that the Trust be treated as a FASIT for federal income tax purposes.

WHEREAS, the Depositor, the Owner Trustee and the Administrator desire to enter into this Agreement in order to effect the foregoing.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions.  For all purposes of this Agreement, the following terms shall have the meanings set forth below.

Actual Knowledge:  With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee responsible for administering the Trust hereunder, or under the Operative Agreements, who has actual knowledge of an action taken or an action not taken with regard to the Trust.  Actions taken or actions not taken of which the Owner Trustee should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder.  With respect to the Administrator, any Responsible Officer of the Administrator who has actual knowledge of an action taken or an action not taken with regard to the Trust.  Actions taken or actions not taken of which the Administrator should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder.

Agreement or Trust Agreement:  This Trust Agreement and any amendments or modifications hereof.

Authorized Officer:  With respect to the Trust, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant Vice President, Trust Officer, or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Trust and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

Bank:  Wilmington Trust Company in its individual capacity and not as Owner Trustee under this Agreement.

Certificate:  Any Ownership Certificate.

Certificate of Trust:  The Certificate of Trust to be filed by the Owner Trustee for the Trust pursuant to Section 3810(a) of the Delaware Trust Statute in the form of Exhibit C hereto.

Certificate Paying Agent:  Initially, the Administrator, in its capacity as Certificate Paying Agent, or any successor to the Administrator in such capacity.

Certificate Register:  The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of the Ownership Certificate and of transfers and exchanges of such Ownership Certificate.

Certificate Registrar:  Initially, the Administrator, in its capacity as Certificate Registrar, or any successor to the Administrator in such capacity.

Certificateholder or Holder:  The Person in whose name an Ownership Certificate is registered in the Certificate Register.

Collateral:  As defined in the Indenture.

Corporate Trust Office:  With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholders) and with respect to the Certificate Registrar, the principal office of the Certificate Registrar at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Services (SASCO 2003-GEL1), or at such other address as the Certificate Registrar may designate from time to time by notice to the Noteholders and the Trust, or the principal corporate trust office of any successor Certificate Registrar at the address designated by such successor Certificate Registrar by notice to the Noteholders and the Trust.

Delaware Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., as the same may be amended from time to time.

Depositor:  Structured Asset Securities Corporation, a Delaware corporation.

Eligible Corporation:  A domestic corporation described in section 860L(a)(2) of the Code that (i) is not the obligor on any debt instrument held as part of the Trust, and (ii) is not related, within the meaning of section 860L(g), to any person who is an obligor on any debt instrument held as part of the Trust.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

Expenses:  The meaning specified in Section 7.02.

FASIT Provisions:  The provisions of the federal income tax law relating to financial asset securitization investment trusts, which appear in Sections 860H through 860L of the Code, and related provisions, regulations, rulings and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

FASIT Restricted Security:  The meaning specified in Section 3.03.

Indenture:  The indenture dated as of October 1, 2003, between the Issuer and the Indenture Trustee, as such may be amended or supplemented from time to time.

Initial Holder:  Lehman Pass-Through Securities Inc., or any successor in interest.

Lehman Brothers:  Lehman Brothers Inc., or any successor in interest.

Master Servicer: Aurora Loan Services Inc., or any successor in interest.

Net Proceeds from the Notes:  The proceeds received by the Trust from time to time from the issuance and sale of its Notes, less the costs and expenses incurred in connection with the issuance and sale of such Notes.

Non-U.S. Person:  Any person other than a “United States person” as defined in Section 7701(a)(30) of the Code.

Noteholder:  A Person in whose name a Note is registered on the Note Register.

Officer:  Those officers of the Trust referred to in Article XI.

Opinion of Counsel:  One or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Depositor and who shall be satisfactory to the Owner Trustee and the Administrator, which opinion shall be addressed to the Owner Trustee and the Administrator.

Ownership Certificate:  An equity certificate representing a 100% undivided beneficial interest in the Trust in substantially the form annexed hereto as Exhibit A.

Owner Trustee:  Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

Percentage Interest:  With respect to any Ownership Certificate, the percentage set forth on the face thereof.

Proposer:  The Certificateholder making a written request pursuant to Section 5.07.

Responsible Officer:  With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of, and familiarity with, the particular subject; and with respect to the Administrator, any officer with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of, and familiarity with, the particular subject.

Secretary of State:  The Secretary of State of the State of Delaware.

Seller:  Lehman Brothers Holdings Inc.

Single Certificate:  An Ownership Certificate representing a 100% Percentage Interest.

Transfer and Servicing Agreement:  The Transfer and Servicing Agreement dated as of October 1, 2003, by and among the Trust, the Depositor, as seller, The Murrayhill Company, as credit risk manager, the Master Servicer and the Indenture Trustee, as such may be amended or supplemented from time to time.

Trust:  The trust established pursuant to this Agreement which shall carry on its business operations under the name of “SASCO Mortgage Loan Trust 2003-GEL1.”

Section 1.02.  Other Definitional Provisions.

Capitalized terms used herein and not defined herein shall have the same meanings assigned to them in the Transfer and Servicing Agreement or in the Indenture, as applicable.

(a)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01.  Name.  The trust established under this Agreement shall be referred to as “SASCO Mortgage Loan Trust 2003-GEL1” in which name the Owner Trustee and the Officers may conduct the activities contemplated hereby, including the making and executing of contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.  Office.  The principal office of the Trust shall be in care of the Owner Trustee, at its Corporate Trust Office.  The Trust shall also have an office in care of the Administrator at its Corporate Trust Office.

Section 2.03.  Purpose and Powers.  The Trust shall have the power and authority to engage in any of the following activities:

(a)

to issue one or more Classes of Notes from time to time pursuant to the Indenture and the Ownership Certificate pursuant to this Agreement and to sell, transfer and exchange such Notes and such Ownership Certificate;

(b)

with the proceeds of the sale of the Notes and the Ownership Certificate, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of the Net Proceeds from the Notes to the Depositor in consideration of the transfer to the Trust of the Collateral;

(c)

to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholder pursuant to the terms of the Transfer and Servicing Agreement any portion of the Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

(d)

to enter into and perform its obligations under the Operative Agreements to which it is to be a party;

(e)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

(f)

subject to compliance with the Operative Agreements, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions and payments to the Certificateholders and the Noteholders; and

(g)

to maintain its qualification as a FASIT for federal income tax purposes.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Agreements.

Section 2.04.  Appointment of the Owner Trustee.  The Depositor hereby appoints the Bank to act as owner trustee (the “Owner Trustee”) of the Trust effective as of the date hereof to have all the rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

The Owner Trustee is hereby authorized to execute this Agreement, the Indenture, the Administration Agreement, the Transfer and Servicing Agreement and any other Operative Agreement on behalf of the Trust.  The Owner Trustee is hereby authorized to take all actions required or permitted to be taken by it in accordance with the terms of this Agreement.

Section 2.05.  Initial Capital Contribution; Declaration of Trust.

(a)

The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1.  The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the Closing Date, of the foregoing contribution which shall constitute the initial corpus of the Trust Estate and shall be deposited in the Certificate Account.  The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

(b)

The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Operative Agreements.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Delaware Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. No later than the Closing Date, the Owner Trustee shall cause the filing of the Certificate of Trust with the Secretary of State.  Except as otherwise provided in this Agreement, the rights of the Certificateholders will be those of beneficial owners of the Trust.

(c)

The parties to this Agreement hereby agree to make a FASIT election pursuant to Section 7.01(a) of the Transfer and Servicing Agreement and, upon creation of the Trust, execute a certificate in the form of Exhibit H attached hereto.

Section 2.06.  Issuance of Initial Ownership Certificate.  Upon the formation of the Trust by the initial contribution by the Depositor pursuant to Section 2.05, the Owner Trustee will issue the Ownership Certificate to the Initial Holder; provided, however, the Initial Holder will be required to make a FASIT election pursuant to Section 7.01(a) of the Transfer and Servicing Agreement and execute certificates in the form of Exhibit H and Exhibit I attached hereto.

Section 2.07.  Liability of the Holder of the Ownership Certificate.  The Certificateholder shall be liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Trust Estate); provided, however, that the Certificateholder shall not be liable for payments required to be made to or for any losses incurred by a Noteholder in the capacity of an investor in the Notes.  In addition, any third party creditors of the Trust (other than in connection with the obligations described in the following sentence for which the Certificateholder shall be liable) shall be deemed third party beneficiaries of this paragraph.  The Certificateholder shall be liable for any entity level taxes imposed on the Trust.  The obligations of the Certificateholder under this paragraph shall be evidenced by the Ownership Certificate.

Section 2.08.  Situs of Trust.  The Trust will be located and administered in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the States of Delaware, New York or the jurisdiction where the Indenture Trustee maintains bank accounts with respect to collections on the Collateral (which is currently New York).  The only office of the Trust will be as described in Section 2.02 hereof.  The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments will be received by the Trust only in Delaware, New York, the jurisdiction in which the Indenture Trustee maintains the Certificate Account or such other jurisdiction designated by the Depositor, and payments will be made by the Trust only from Delaware, New York or such other jurisdiction designated by the Depositor.

Section 2.09.  Title to Trust Property.

(a)

Subject to the Indenture, title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity until this Agreement terminates pursuant to Article VIII hereof; provided, however, that if the laws of any jurisdiction require that title to any part of the Trust Estate be vested in the trustee of the Trust, then title to that part of the Trust Estate shall be deemed to be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be, appointed pursuant to Article IX of this Agreement.

(b)

The Certificateholders shall have beneficial but not legal title to any part of the Trust Estate.  No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement  or the trusts created hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

Section 2.10.  Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee and the Administrator as of the Closing Date, as follows:

(a)

The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and the legal right to acquire and own the Mortgage Loans.

(b)

The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)

The Depositor has the power and authority to execute and deliver any Operative Agreement to which it is a party and to carry out its terms; the Depositor has full power and authority to sell and assign the Collateral to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement or any other Operative Agreement to which it is a party has been duly authorized by the Depositor by all necessary corporate action and, assuming the due authorization, execution and delivery of each such agreement by the other parties thereto, each such agreement constitutes a valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles.

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Agreements); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e)

There are no proceedings or investigations, pending or, to the best knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Operative Agreement to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Operative Agreement to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Operative Agreement to which the Depositor is a party.

(f)

The representations and warranties of the Depositor made pursuant to the Transfer and Servicing Agreement are true and correct.

(g)

This Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

Section 2.11.  Tax Treatment.  The Depositor, the Owner Trustee and the Initial Holder intend that the Trust be treated as a FASIT for federal income tax purposes.

Section 2.12.  Investment Company.  Neither the Depositor nor any holder of an Ownership Certificate shall take any action which would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act of 1940, as amended.

ARTICLE III

THE OWNERSHIP CERTIFICATE AND TRANSFERS OF INTERESTS

Section 3.01.  The Ownership Certificate.  The Ownership Certificate shall initially be issued as a single certificate in definitive, fully registered form and shall initially be registered in the name of the Initial Holder.  No Ownership Certificate shall be issued in authorized denominations of less than a 100% Percentage Interest in such Certificates.  The Ownership Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee and authenticated in the manner provided in Section 3.02.  An Ownership Certificate bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Ownership Certificate or did not hold such offices at the date of authentication and delivery of such Ownership Certificate.  A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person’s acceptance of an Ownership Certificate duly registered in such Person’s name pursuant to Section 3.03.

Section 3.02.  Execution, Authentication and Delivery of the Ownership Certificate.  Concurrently with the sale of the Collateral to the Trust pursuant to the Transfer and Servicing Agreement, the Owner Trustee shall cause the Ownership Certificate issued hereunder to be executed and authenticated on behalf of the Trust and authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor.  The Ownership Certificate shall not entitle its Holder to any benefits under this Agreement or be valid for any purpose unless there shall appear on such Ownership Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Owner Trustee or the Administrator, as the Owner Trustee’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Ownership Certificate shall have been duly authenticated and delivered hereunder.  An Ownership Certificate shall be dated the date of its authentication.

Section 3.03.  Registration of and Limitations on Transfers and Exchanges of the Ownership Certificate.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Ownership Certificate and of transfers and exchanges of the Ownership Certificate as herein provided; provided, however, that no Ownership Certificate shall be issued in any such transfer and exchange representing less than a 100% Percentage Interest in such Certificate.  The Administrator shall be the initial Certificate Registrar.  If the Certificate Registrar resigns or is removed, the Owner Trustee, with the consent of the Depositor, shall appoint a successor Certificate Registrar.

Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of an Ownership Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Ownership Certificate evidencing the Percentage Interest of the Ownership Certificate so surrendered and dated the date of authentication by the Owner Trustee or the Certificate Registrar.

Every Ownership Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Ownership Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of the Ownership Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Ownership Certificate or any other expense arising as a result of any registration of transfer or exchange.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of an Ownership Certificate for a period of 15 days preceding the due date for any payment with respect to the Ownership Certificate.

No transfer of an Ownership Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws.  Except in the case of the initial transfer to the Initial Holder, in the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (i) an investment letter (in the form attached hereto as Exhibit D-1) certifying to the Trust, the Owner Trustee, the Administrator, the Certificate Registrar and the Depositor that such transferee is a “qualified institutional buyer” under Rule 144A under the Securities Act, or (ii) an investment letter (in the form attached hereto as Exhibit D-2) certifying to the Trust, the Owner Trustee, the Administrator, the Certificate Registrar and the Depositor that such transferee is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act, and any expense associated with the preparation and execution of any such investment letter shall not be an expense of the Trust, the Owner Trustee, the Administrator, the Certificate Registrar or the Depositor.  A Holder desiring to effect the transfer of an Ownership Certificate shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Administrator, the Certificate Registrar and the Depositor against any and all liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except in the case of the initial transfer to the Initial Holder, no transfer of an Ownership Certificate shall be made unless the Certificate Registrar shall have received a representation letter (in the form attached hereto as Exhibit E) from the proposed transferee of such Ownership Certificate to the effect that such proposed transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, which representation letter shall not be an expense of the Trust, the Owner Trustee, the Administrator, the Certificate Registrar or the Depositor.

Notwithstanding anything to the contrary contained herein, the Ownership Certificate shall be owned at all times directly by an Eligible Corporation and shall be subject to the restrictions below.

Prior to and as a condition of the registration of any transfer, sale or other disposition of the Ownership Certificate:

(i)

the proposed transferee shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit F-1 representing and warranting, among other things, that such transferee is an Eligible Corporation, and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit F-2;

(ii)

the Certificate Registrar may (but shall have no obligation to) require the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Certificate Registrar, satisfactory in form and substance to the Certificate Registrar and the Depositor, that such proposed transferee is an Eligible Corporation; and

(iii)

Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of the Ownership Certificate to a Person other than an Eligible Corporation, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a holder for any purpose hereunder, including, but not limited to, the receipt of distributions on the Ownership Certificate.  The Certificate Paying Agent shall not be under any liability to any person for any registration or transfer of the Ownership Certificate to a Person other than an Eligible Corporation, or for the maturity of any payments due on the Ownership Certificate to any Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section, unless the Certificate Paying Agent shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is not an Eligible Corporation.  The Certificate Paying Agent shall be entitled to recover from any Holder of the Ownership Certificate that was not an Eligible Corporation at the time it became or any subsequent time it ceased to be an Eligible Corporation, all payments made on the Ownership Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Paying Agent shall be paid and delivered to the last preceding Holder.

If any purported transferee shall become a Holder in violation of the provisions of this Section, then upon receipt of written notice to the Certificate Registrar and the Certificate Paying Agent that the registration of transfer of the Ownership Certificate to such Holder was not in fact permitted by this Section, then the transfer to that Holder shall be void ab initio and the last preceding Holder that was and that continues to be an Eligible Corporation shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of the Ownership Certificate.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of an Ownership Certificate that is in fact not permitted by this Section, for making any payment due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the immediately preceding paragraph.

Section 3.04.  Lost, Stolen, Mutilated or Destroyed Ownership Certificate.  If (a) a mutilated Ownership Certificate is surrendered to the Certificate Registrar, or (b) the Certificate Registrar receives evidence to its satisfaction that an Ownership Certificate has been destroyed, lost or stolen, and there is delivered to the Certificate Registrar proof of ownership satisfactory to the Certificate Registrar, together with such security or indemnity as required by the Certificate Registrar and the Owner Trustee to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Ownership Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust, and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Ownership Certificate, a new Ownership Certificate of like tenor and Percentage Interest.  In connection with the issuance of any new Ownership Certificate under this Section 3.04, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including any fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Ownership Certificate issued pursuant to this Section 3.04 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Ownership Certificate shall be found at any time.

Section 3.05.  Persons Deemed Certificateholders.  Prior to due presentation of an Ownership Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Holder as the owner of such Ownership Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

Section 3.06.  Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the name and address of the Holder as of the most recent Record Date.  A Holder, by receiving and holding an Ownership Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the Owner Trustee accountable or liable for damages by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.07.  [Reserved]

Section 3.08.  Maintenance of Office or Agency.  The Certificate Registrar on behalf of the Trust, shall maintain an office or offices or agency or agencies where an Ownership Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Ownership Certificate and the Operative Agreements may be served.  The Certificate Registrar shall give the Owner Trustee prompt notice, in writing, of any such notice or demand.  The Certificate Registrar initially designates the Corporate Trust Office of the Administrator as its office for such purposes.  The Certificate Registrar shall give prompt written notice to the Depositor, the Owner Trustee and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.09.  Certificate Paying Agent.

(a)

The Owner Trustee may appoint, and hereby appoints, the Administrator as Certificate Paying Agent under this Agreement.  The Certificate Paying Agent shall make distributions to the Holder from the Certificate Account pursuant to Section 4.02 hereof and Section 5.07 of the Transfer and Servicing Agreement and, upon request, shall report the amounts of such distributions to the Owner Trustee.  The Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Account for the purpose of making the distributions referred to above.  The Administrator hereby accepts such appointment and further agrees that it will be bound by the provisions of this Agreement and the Transfer and Servicing Agreement relating to the Certificate Paying Agent and shall:

(i)

hold all sums held by it for the payment of amounts due with respect to the Ownership Certificate in trust for the benefit of the Person entitled thereto until such sums shall be paid to such Person or otherwise disposed of as herein provided;

(ii)

give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Administrator has actual knowledge in the making of any payment required to be made with respect to the Ownership Certificate;

(iii)

at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

(iv)

immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Ownership Certificate if at any time it ceases to meet the standards under this Section 3.09 required to be met by the Certificate Paying Agent at the time of its appointment; and

(v)

not institute bankruptcy proceedings against the Trust in connection with this Agreement.

(b)

In the event that the Administrator shall no longer be the Certificate Paying Agent hereunder, the Owner Trustee, with the consent of the Depositor, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment in trust for the benefit of the Holder entitled thereto until such sums shall be paid to such Holder.  The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Certificate Paying Agent, such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 5.03, 5.04, 6.01, 6.05, 6.07, 6.08, 7.01 and 7.02 shall apply to the Administrator also in its role as Certificate Paying Agent for so long as the Administrator shall act as Certificate Paying Agent and, to the extent applicable, to any other Certificate Paying Agent appointed hereunder.  Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.  Notwithstanding anything herein to the contrary, the Administrator and the Certificate Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Transfer and Servicing Agreement unless an Indenture Event of Default has occurred and is continuing and the Indenture Trustee determines or is advised that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Administrator and Certificate Paying Agent.  In such event, the Administrator and the Certificate Paying Agent shall resign and the Owner Trustee, with the consent of the Depositor, shall appoint a successor Administrator in accordance with the Administration Agreement.

Section 3.10.  Initial Beneficiary.  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Ownership Certificate, the Depositor shall be the sole beneficiary of the Trust.

ARTICLE IV

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 4.01.  Certificate Account.

All of the right, title and interest of the Trust in all funds on deposit from time to time in the Certificate Account and in all proceeds thereof shall be held for the benefit of the Holder and such other persons entitled to payments therefrom.  Except as otherwise expressly provided herein or in the Transfer and Servicing Agreement, the Certificate Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholder.

The Certificate Account shall be subject to and established and maintained in accordance with the applicable provisions of the Transfer and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.07 of the Transfer and Servicing Agreement regarding distributions from the Certificate Account.

Section 4.02.  Application of Trust Funds.

(a)

On each Payment Date, the Owner Trustee shall direct the Certificate Paying Agent to distribute to the Holder, from amounts on deposit in the Certificate Account, the distributions as provided in Sections 5.03 and 5.07 of the Transfer and Servicing Agreement with respect to such Payment Date.  The Owner Trustee hereby directs the Certificate Paying Agent to distribute on each Payment Date to the Holder amounts on deposit in the Certificate Account in accordance with Section 5.07 of the Transfer and Servicing Agreement and the Certificate Paying Agent hereby acknowledges such direction.

(b)

All payments to be made under this Agreement by the Certificate Paying Agent shall be made only from the income and proceeds, including Net Proceeds from the Notes, of the Trust Estate and only to the extent that the Certificate Paying Agent has received such income or proceeds.  The Bank shall not be liable to any Holder, the Indenture Trustee or the Administrator for any amounts payable pursuant to this Section 4.02 except to the extent that non-payment is due to the Owner Trustee’s acts or omissions amounting to willful misconduct or gross negligence.

(c)

Distributions to the Holder shall be subordinated to the creditors of the Trust, including, without limitation, the Noteholders.

Section 4.03.  Method of Payment.  Subject to Section 8.01(c), distributions required to be made to the Holder on any Payment Date as provided in Section 4.02 shall be made to the Person who was the Holder on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if the Holder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register.

Section 4.04.  [Reserved]

Section 4.05.  Segregation of Moneys; No Interest.  Moneys received by or on behalf of the Owner Trustee hereunder and deposited into the Certificate Account will be segregated except to the extent required otherwise by law or the provisions of the Transfer and Servicing Agreement.  The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

ARTICLE V

AUTHORITY AND DUTIES OF THE OWNER TRUSTEE;

ACTION BY CERTIFICATEHOLDERS

Section 5.01.  General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Notes, the Ownership Certificate, and the other Operative Agreements to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Operative Agreements to which the Trust is to be a party and any amendment or other agreement or instrument described herein, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Owner Trustee to authenticate the Notes.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Agreements.

Section 5.02.  General Duties.

(a)

It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Operative Agreements to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Operative Agreements and in accordance with the provisions of this Agreement.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Agreements to the extent the Administrator has agreed in the Administration Agreement, the Transfer and Servicing Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Operative Agreement, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement, this Agreement or the Transfer and Servicing Agreement, respectively; and

(b)

It shall be the duty of the Depositor under the Administration Agreement to obtain and preserve the Trust’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.  It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

Section 5.03.  Action Upon Instruction.

(a)

Subject to Article V and in accordance with the terms of the Operative Agreements, the Holder may by written instruction direct the Owner Trustee in the management of the Trust, but only to the extent consistent with the limited purpose of the Trust.  Such direction may be exercised at any time by written instruction of the Holder pursuant to this Article V.

(b)

Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Agreement if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to law.

(c)

Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Operative Agreement, or in the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Operative Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may promptly give notice (in such form as shall be appropriate under the circumstances) to the Holder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Holder, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or any other Operative Agreement, as it shall deem to be in the best interests of the Holder, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 5.04.  No Duties Except as Specified under Specified Documents or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, and (ii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.03; and no implied duties or obligations shall be read into this Agreement or any Operative Agreement against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to the Trust or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Operative Agreement or to prepare or file any tax return for the Trust.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against the Bank that are not related to the ownership or the administration of the Trust Estate.

Section 5.05.  Restrictions.

(a)

The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (y) that, to the Actual Knowledge of the Owner Trustee, would result in the Trust failing to qualify as a FASIT for federal income tax purposes.  The Holder shall not direct the Owner Trustee to take action that would violate the provisions of this Section 5.05.

(b)

The Owner Trustee shall not, except as provided herein, convey or transfer any of the Trust’s properties or assets, including those included in the Trust Estate, to any person unless such conveyance or transfer shall not violate the provisions of the Indenture.

Section 5.06.  Prior Notice to the Holder with Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Holder in writing of the proposed action and the Holder shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Holder has consented to such action or provided alternative direction:

(a)

The initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Collateral) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Collateral);

(b)

the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Trust Statute);

(c)

the amendment of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is required;

(d)

the amendment or other change of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Holder;

(e)

the amendment of the Transfer and Servicing Agreement in circumstances where the consent of any Securityholder is required;

(f)

the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially and adversely affect the interests of the Holder;

(g)

the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Agreement, as applicable;

(h)

the consent to the calling or waiver of any default of any Operative Agreement;

(i)

the consent to the assignment by the Indenture Trustee of its obligations under any Operative Agreement;

(j)

except as provided in Article VIII hereof, dissolve, terminate or liquidate the Trust in whole or in part;

(k)

the merger, conversion or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust’s assets to any other entity;

(l)

the incurrence, assumption or guaranty by the Trust of any indebtedness other than as set forth in this Agreement;

(m)

the taking of any action which conflicts with any Operative Agreement or would make it impossible to carry on the ordinary business of the Trust or change the Trust’s purpose and powers set forth in this Agreement;

(n)

the confession of a judgment against the Trust;

(o)

the possession of the Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose; or

(p)

the lending of funds by the Trust to any entity.

In addition, the Trust shall not commingle its assets with those of any other entity.  The Trust shall maintain its financial and accounting books and records separate from those of any other entity.  Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity.  Except as expressly set forth herein, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets.  The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or any of its Affiliates.  The Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Operative Agreements and related documentation. The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Operative Agreements and related documentation. Other than as contemplated by the Operative Agreements and related documentation, the Trust shall not follow the directions or instructions of the Depositor.  The Trust shall conduct its own business in its own name.  The Trust shall observe all formalities required under the Delaware Trust Statute.  The Trust shall not hold out its credit as being available to satisfy the obligations of any other person or entity.  The Trust shall not acquire the obligations or securities of its Affiliates or the Seller.  Other than as contemplated by the Operative Agreements and related documentation, the Trust shall not pledge its assets for the benefit of any other person or entity. The Trust shall correct any known misunderstanding regarding its separate identity.  The Trust shall not identify itself as a division of any other person or entity.

For accounting purposes, the Trust shall be treated as an entity separate and distinct from the Holder.  The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.  This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

The Owner Trustee shall not have the power, except upon the written direction of the Holder, and to the extent otherwise consistent with the Operative Agreements, to (i) remove or replace the Indenture Trustee, or (ii) institute a bankruptcy against the Trust.  So long as the Indenture remains in effect, to the extent permitted by applicable law, the Holder shall have no power to commence, and shall not commence, any bankruptcy with respect to the Trust or direct the Owner Trustee to commence any bankruptcy with respect to the Trust.

(q)

The Owner Trustee shall not have the power, except upon the written direction of the Holder, to (i) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (ii) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement, or (iii) except as expressly provided in the Indenture, to sell the Collateral after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed and authorized by the Holder.

Section 5.07.  Action by the Holder with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence or consent to a bankruptcy relating to the Trust without the prior approval of the Holder and the delivery to the Owner Trustee by the Holder of a certificate certifying that the Holder reasonably believes that the Trust is insolvent.  This paragraph shall survive for one year and one day following termination of this Agreement.  So long as the Indenture remains in effect, the Holder shall not have the power to institute, and shall not institute, any bankruptcy with respect to the Trust or direct the Owner Trustee to take such action.

Section 5.08.  Restrictions on the Holder’s Power.  The Holder shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Agreements or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

ARTICLE VI

CONCERNING THE OWNER TRUSTEE

Section 6.01.  Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement and the terms of Section 7.01(a), 7.01(c), 7.01(i) and 7.02 of the Transfer and Servicing Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement.  The Bank shall not be answerable or accountable hereunder or under any other Operative Agreements under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.04, (iii) for liabilities arising from the failure by the Bank to perform obligations expressly undertaken by it in the last sentence of Section 5.04, or (iv) for taxes, fees or other charges based on or measured by any fees, commissions or compensation received by the Bank in connection with any of the transactions contemplated by this Agreement, any other Operative Agreements or the Notes.  In particular, but not by way of limitation:

(a)

The Bank shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

(b)

The Bank shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with the instructions of the Holder;

(c)

No provision of this Agreement shall require the Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee’s rights or powers hereunder or under any other Operative Agreements if the Bank shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)

Under no circumstance shall the Bank be liable for indebtedness evidenced by or arising under any of the Operative Agreements, including the principal of and interest on the Notes;

(e)

The Bank shall not be liable with respect to any action taken or omitted to be taken by the Depositor, the Administrator, the Master Servicer, the Indenture Trustee, any Officer or the Certificate Paying Agent under this Agreement or any other Operative Agreement or otherwise and the Bank shall not be obligated to perform or monitor the performance of any obligations or duties under this Agreement or the other Operative Agreements which are to be performed by the Certificate Paying Agent under this Agreement, the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or by any other Person under any of the Operative Agreements; and

(f)

The Bank shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Operative Agreements, other than the certificate of authentication on the Ownership Certificate, and the Bank shall in no event assume or incur any liability, duty or obligation to any Noteholder, the Depositor or to the Holder, other than as expressly provided for herein.

Section 6.02.  Furnishing of Documents.  The Owner Trustee will furnish to the Administrator (for distribution to the Holder), promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the Operative Agreements unless the Administrator shall have already received the same.

Section 6.03.  Books and Records.  The Owner Trustee shall keep or cause to be kept proper books of record and account of all the transactions under this Agreement, including a record of the name and address of the Holder.  The Owner Trustee shall be deemed to have complied with this Section 6.03 by the appointment of the Administrator and the Certificate Paying Agent to perform the duties hereunder.

Section 6.04.  Representations and Warranties.

(a)

The Bank represents and warrants to the Depositor, for the benefit of the Holder, as follows:

(i)

the Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under this Agreement and (assuming due authorization, execution and delivery of this Agreement by the Depositor and Administrator), has the power and authority as Owner Trustee to execute and deliver the Operative Agreements and to perform its obligations thereunder and, assuming the due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Bank or the Owner Trustee, as the case may be, enforceable against the Bank or the Owner Trustee, as the case may be, in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(ii)

the Bank has no reason to believe that anyone authorized to act on its behalf has offered any interest in and to the Trust for sale to, or solicited any offer to acquire any of the same from, anyone;

(iii)

the execution, delivery and performance by the Bank, either in its individual capacity or as Owner Trustee, as the case may be, of the Operative Agreements will not result in any violation of, or be in any conflict with, or constitute a default under any of the provisions of any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, judgment, order or other agreement to which the Bank is a party or by which it or any of its properties is bound;

(iv)

the execution and delivery by the Bank of this Agreement, and the performance of its duties as Owner Trustee hereunder, do not require the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any governmental authority or agency of the State of Delaware (except as may be required by the Delaware Trust Statute); and

(v)

there are no pending or, to the best of its knowledge, threatened actions or proceedings against the Bank before any court, administrative agency or tribunal which, if determined adversely to it, would materially and adversely affect its ability, either in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under this Agreement or the Operative Agreements.

(b)

U.S. Bank National Association, as Administrator, hereby represents and warrants to the Depositor, for the benefit of the Holder, that:

(i)

it is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the power and authority to execute, deliver and perform its obligations under this Agreement and, assuming the due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(ii)

it has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

(iii)

neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal, governmental rule or regulation governing the banking or trust powers of the Administrator or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

Section 6.05.  Reliance; Advice of Counsel.

(a)

Except as provided in Section 6.01, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate or partnership entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president (or the general partner, in the case of a partnership) and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In its exercise or administration of the trusts and powers hereunder, including its obligations under Section 5.02(b), and in the performance of its duties and obligations under this Agreement or the other Operative Agreements, the Owner Trustee may employ agents and attorneys and enter into agreements (including the Administration Agreement) with any of them, and the Owner Trustee shall not be answerable for the default or misconduct of any such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care. If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses incurred pursuant to this Section 6.05(b), as provided in Section 7.01, the Owner Trustee may seek reimbursement therefor from the Trust Estate.

(c)

In the administration of the trusts and performance of its duties hereunder, the Owner Trustee may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the reasonable advice or opinion of any such counsel, accountants or other skilled Persons.  If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses incurred pursuant to this Section 6.05(c), as provided in Section 7.01, the Owner Trustee may seek reimbursement therefor from the Trust Estate.

Section 6.06.  Not Acting in Individual Capacity.  Except as provided in this Article VI, in accepting the trusts hereby created the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.07.  Owner Trustee Not Liable for Ownership Certificate or Collateral.  The recitals contained herein and in the Ownership Certificate (other than the signature and countersignature of the Owner Trustee on the Ownership Certificate) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Operative Agreement or of the Ownership Certificate (other than the signature and countersignature of the Owner Trustee on the Ownership Certificate) or the Notes, or of any Collateral or related documents.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Collateral, or the perfection and priority of any security interest created by any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Collateral on any computer or other record thereof; the validity of the assignment of any Collateral to the Trust or of any intervening assignment; the completeness of any Collateral; the performance or enforcement of any Collateral; the compliance by the Depositor with any warranty or representation made under any Operative Agreements or in any related document or the accuracy of any such warranty or representation or any action of the Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.08.  Owner Trustee May Own Ownership Certificate and Notes.  The Owner Trustee in its individual capacity may become the Holder (provided it is an Eligible corporation) or the owner or pledgee of Notes and may deal with the Depositor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 6.09.  Licenses.  The Depositor shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.  It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

Section 6.10.  Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither the Bank nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Bank or the Owner Trustee; or (iii) subject the Bank or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Bank or the Owner Trustee, as the case may be, contemplated hereby.  The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Trust) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence.  In the event that such counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint a co-trustee pursuant to Section 9.05 hereof to proceed with such action.

ARTICLE VII

INDEMNIFICATION AND COMPENSATION

Section 7.01.  Trust Expenses.  The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee in connection therewith.  The Depositor shall also pay (or reimburse the Bank for) all reasonable expenses of the Owner Trustee hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under the Operative Agreements.

Section 7.02.  Indemnification.  The Depositor and Lehman Brothers, jointly and severally, agree to assume liability for, and indemnify the Bank and its successors, assigns, officers, directors, agents and servants, against and from, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may be imposed on, incurred by or asserted at any time against the Bank (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, any Operative Agreement, the Collateral, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that Depositor and Lehman Brothers shall not be required to indemnify the Bank for Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01.  The indemnities contained in this Section 7.02 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

Section 7.03.  Compensation.  The Bank shall receive as compensation for its services hereunder such fees as are set forth in the Fee Letter Agreement between the Bank and the Depositor attached hereto as Exhibit G.

Section 7.04.  Lien on Trust Estate.  The Bank shall have a lien on the Trust Estate for any compensation or indemnity due hereunder, such lien to be subject only to prior liens of the Indenture.  The Bank shall not bring any proceedings to foreclose on such lien if and to the extent the Trust Estate is subject to the lien of the Indenture.  Any amount paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be part of the Trust Estate immediately after such payment.

ARTICLE VIII

TERMINATION OF AGREEMENT

Section 8.01.  Termination of Agreement.

(a)

This Agreement (other than Article VII) shall terminate and the trusts created hereby shall dissolve and terminate and the Trust Estate shall, subject to the Indenture and Sections 4.01 and 7.04 and Section 3808 of the Delaware Trust Statute, be distributed to the Holder, and this Agreement shall be of no further force or effect, upon the earlier of (i) the full payment of principal and interest due on all Classes of the Notes; and (ii) the sale or other final disposition by the Indenture Trustee or the Owner Trustee, as the case may be, of all the Trust Estate and the final distribution by the Indenture Trustee or the Owner Trustee, as the case may be, of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Transfer and Servicing Agreement and Section 4.02.  The bankruptcy, liquidation or dissolution of the Holder shall not operate to terminate this Agreement, nor entitle such Holder’s legal representatives to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)

Except as provided in Section 8.01(a), neither the Depositor nor the Holder shall be entitled to revoke or terminate the Trust established hereunder.

(c)

Notice of any termination of the Trust, specifying the Payment Date upon which the Holder shall surrender its Ownership Certificate to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to the Holder and the Rating Agencies mailed within five Business Days of receipt of notice of the final payment on the Notes from the Indenture Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Ownership Certificate shall be made upon presentation and surrender of the Ownership Certificate at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Ownership Certificate at the office of the Certificate Paying Agent therein specified.  The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to the Holder.  Upon presentation and surrender of the Ownership Certificate, the Certificate Paying Agent shall cause to be distributed to the Holder amounts distributable on such Payment Date pursuant to Section 5.03 and Section 5.07 of the Transfer and Servicing Agreement.

(d)

Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Trust Statute.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.  Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Delaware Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a short-term debt rating of at least “A-1” or the equivalent by, or which is otherwise acceptable to, the Rating Agencies.  If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.  Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days’ prior written notice thereof to the Depositor and the Indenture Trustee.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee.  If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03  and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Rating Agencies.

Section 9.03.  Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.  If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Section 9.04.  Merger or Consolidation of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 9.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.05.  Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Collateral may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Transfer and Servicing Agreement, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

The Owner Trustee hereby appoints the Indenture Trustee as Administrator for the purpose of establishing and maintaining the Certificate Account and making the  distributions therefrom to the Persons entitled thereto pursuant to Section 5.03 and Section 5.07 of the Transfer and Servicing Agreement.  The Owner Trustee and the Administrator each agree that upon the occurrence and continuation of an Indenture Event of Default and a determination by the Indenture Trustee that a conflict of interest exists or will exist if the Indenture Trustee continues to act as the Administrator, the Administrator shall resign and the Owner Trustee shall appoint a successor Administrator in accordance with the Administration Agreement.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

(a)

all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)

no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)

the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them.  Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE X

MISCELLANEOUS

Section 10.01.  Supplements and Amendments.  This Agreement may be amended by the Depositor, the Administrator and the Owner Trustee, with the consent of the Holder and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Holder; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Holder or adversely affect the tax status of the Trust or result in an Adverse FASIT Event.  An amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder or the Holder and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to each Class of Notes.  Notwithstanding the preceding sentence, an opinion shall be required with respect to tax matters as set forth in this paragraph.

This Agreement may also be amended from time to time by the Depositor, the Administrator and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 662/3% of the Outstanding Balance of the Notes, and the consent of the Holder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holder; provided, however, that no such amendment shall, as evidenced by an Opinion of Counsel, adversely affect the tax status of the Trust or result in an Adverse FASIT Event; and provided, further, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or distributions that shall be required to be made for the benefit of the Noteholders or the Holder or (b) reduce the aforesaid percentage of the Outstanding Balance of the Notes required to consent to or to waive the requirement for the Holder to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and the Holder.

Notwithstanding the foregoing, no provision of Sections 2.03 or 5.06 hereof may be amended in any manner unless (i) 100% of the Outstanding Balance of the Noteholders have consented in writing thereto, (ii) the Rating Agencies have consent in writing thereto or (iii) the Notes have been paid in full and the Indenture has been discharged.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Holder, the Indenture Trustee and the Rating Agencies.

It shall not be necessary for the consent of the Holder, the Noteholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of the Holder provided for in this Agreement or in any other Operative Agreement) and of evidencing the authorization of the execution thereof by the Holder shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee and the Administrator shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the Trust, stating that the execution of such amendment is authorized or permitted by this Agreement.  Neither the Owner Trustee nor the Administrator shall be obligated to enter into any such amendment which affects the Owner Trustee’s or Administrator’s own rights, duties or immunities under this Agreement or otherwise.

Section 10.02.  No Legal Title to Trust Estate in Holder.  The Holder shall not have legal title to any part of the Trust Estate and shall only be entitled to receive distributions with respect to its undivided beneficial interest therein pursuant to Section 4.02 once all amounts then owing with respect to the Notes have been paid in accordance with the Indenture.  No transfer, by operation of law of any right, title and interest of the Holder in and to its undivided beneficial interest in the Trust Estate or hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.03.  Pledge of Collateral by Owner Trustee is Binding.  The pledge of the Collateral to the Indenture Trustee by the Trust made under the Indenture and pursuant to the terms of this Agreement shall bind the Holder and shall be effective to transfer or convey the rights of the Trust and the Holder in and to such Collateral to the extent set forth in the Indenture.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such pledge or as to the application of any proceeds with respect thereto by the Owner Trustee.

Section 10.04.  Limitations on Rights of Others.  Nothing in this Agreement, whether express or implied (except for Section 7.04), shall be construed to give to any Person other than the Owner Trustee and the Holder any legal or equitable right in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 10.05.  Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand, by courier or mailed by certified mail, postage prepaid, (a) if to the Owner Trustee or the Trust, addressed to it at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware  19890-0001, Attention: Corporate Trust Administration or to such other address as the Owner Trustee may have set forth in a written notice to the Holder and the Depositor addressed to it at the address set forth for such Certificateholders in the Certificate Register; (b) if to the Administrator, U.S. Bank National Association, 180 East Fifth Street, EP-MN-T2CT, St. Paul, Minnesota 55101, Attention:  SASCO 2003-GEL1; and (c) if to the Depositor, Structured Asset Securities Corporation, 745 Seventh Avenue, 7th Floor, New York, New York 10019, Attention: Mortgage Backed Finance (SASCO 2003-GEL1).  Whenever any notice in writing is required to be given by the Owner Trustee or the Administrator, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, addressed as provided above.

Section 10.06.  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.07.  Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.08.  Successors and Assigns.  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns and the Depositor and the Holder and its respective successors, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the Holder shall bind the successors of such Holder.

Section 10.09.  Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.10.  Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.11.  No Petition.

(a)

The Owner Trustee and the Administrator, by entering into this Agreement, the Holder, by accepting the Ownership Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Ownership Certificate, the Notes, this Agreement or any of the other Operative Agreements.

(b)

The Depositor shall not be liable for the default or misconduct of the Administrator, the Owner Trustee, the Indenture Trustee or the Certificate Paying Agent under any of the Operative Agreements or otherwise and the Depositor shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Agreements that are required to be performed by the Administrator under the Administration Agreement or the Indenture Trustee under the Indenture.

Section 10.12.  No Recourse.  The Holder by accepting an Ownership Certificate acknowledges that such Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Depositor, the Administrator, the Owner Trustee, any co-trustee, the Bank or any Affiliate thereof (other than the Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Ownership Certificate or the other Operative Agreements.

ARTICLE XI

OFFICERS

Section 11.01.  Appointment of Officers.  The Trust may have one or more Officers who are hereby empowered to take and are responsible for performing all ministerial duties on behalf of the Trust pursuant to this Agreement and the other Operative Agreements, including, without limitation, the execution of the Officers’ Certificate (as defined in the Indenture), the Trust Order (as defined in the Indenture), the Trust Request (as defined in the Indenture), the annual compliance report required under Section 3.09 of the Indenture, and any annual reports, documents and other reports which the Trust is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.  Each of the Chairman of the Board, the Chief Executive Officer, the President, each Senior Vice President and each Vice President of the Depositor is hereby appointed as an Officer of the Trust.  The Depositor shall promptly deliver to the Owner Trustee and the Indenture Trustee a list of its officers who shall become the Officers of the Trust pursuant to this Section 11.01.

Section 11.02.  Officers to Provide Information to the Owner Trustee.  It shall be the duty of each Officer to keep the Owner Trustee reasonably and promptly informed as to material events relating to the Trust, including, without limitation, all claims pending or threatened against the Trust, the purchase and sale of any material portion of the Trust Estate and the execution by such Officer on behalf of the Trust of any material agreements or instruments.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

By:

 /s/ Michael Hitzmann

Name: Michael Hitzmann

Title:   Vice President

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee

By:

 /s/ Linda C. Mack

Name:

Linda C. Mack

Title:

Financial Services Officer

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity but solely as Administrator

By:

 /s/ Charles F. Pedersen

Name:

Charles F. Pedersen

Title:

Vice President

Acknowledged and Agreed, solely

for purposes of Section 7.02:

LEHMAN BROTHERS INC.

By:  /s/ Stanley Labanowski

Name: Stanley Labanowski

Title:   Senior Vice President

EXHIBIT A

[Form of Ownership Certificate]

[Face]

THIS OWNERSHIP CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS OWNERSHIP CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (A) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (B) AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE ACT THAT IS ACQUIRING THE OWNERSHIP CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE ACT.  NO PERSON IS OBLIGATED TO REGISTER THIS OWNERSHIP CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS OWNERSHIP CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS OWNERSHIP CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN.

THIS OWNERSHIP CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE OTHER OPERATIVE AGREEMENTS.

THIS OWNERSHIP CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE TRANSFER AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS OWNERSHIP CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN AFFIDAVIT FROM THE PROPOSED TRANSFEREE IN WHICH THE PROPOSED TRANSFEREE DECLARES THAT IT IS AN ELIGIBLE CORPORATION WITHIN THE MEANING OF SECTION 860L(a)(2) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  MOREOVER, ANY ATTEMPTED TRANSFER OF THIS OWNERSHIP CERTIFICATE TO A PERSON OTHER THAN AN ELIGIBLE CORPORATION SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN THIS OWNERSHIP CERTIFICATE.

SASCO MORTGAGE LOAN TRUST 2003-GEL1

Certificate No. _________      Percentage Interest:  100%

First Payment Date:  [[             ]], 2003

Evidencing a fractional undivided equity interest in the Trust Estate, the property of which consists primarily of the Collateral in SASCO Mortgage Loan Trust 2003-GEL1 (the “Trust”), a Delaware business trust formed by Structured Asset Securities Corporation, a Delaware corporation, as Depositor, pursuant to the Agreement referred to below.

This certifies that [insert name of Holder] is the registered owner of the Percentage Interest referred to above.

The Trust was created pursuant to a Trust Agreement dated as of October 1, 2003 (as amended and supplemented from time to time, the “Agreement” or “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”, which term includes any successor entity under the Agreement), and U.S. Bank National Association, as Administrator, a summary of certain of the pertinent provisions of which is set forth hereinafter.  This Ownership Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Ownership Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, as described in the Transfer and Servicing Agreement.  Distributions on this Ownership Certificate shall be made by U.S. Bank National Association, in its capacity of Certificate Paying Agent under the Agreement and as Administrator under the Transfer and Servicing Agreement.

This Ownership Certificate is issued under the Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holder of the Ownership Certificate and the terms upon which the Ownership Certificate is executed and delivered.  All terms used in this Ownership Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.  The Trust Estate consists of the Collateral in the SASCO Mortgage Loan Trust 2003-GEL1.  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement or the Transfer and Servicing Agreement dated as of October 1, 2003 (as amended and supplemented from time to time, the “Transfer and Servicing Agreement”), by and among the Trust, the Depositor and the Indenture Trustee.  The rights of the Holder are subordinated to the rights of the Noteholders, as set forth in the Indenture dated as of October 1, 2003, between the Trust and U.S. Bank National Association, as Indenture Trustee (the “Indenture”).

There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a “Payment Date”), commencing in November 2003, to the Holder at the close of business on the last Business Day of the month preceding the month of such Payment Date (the “Record Date”), the amount to be distributed to Holder on such Payment Date, all as described in the Transfer and Servicing Agreement.

The Holder, by its acceptance of this Ownership Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account that have been released from the lien of the Indenture for payment hereunder and that neither the Owner Trustee, the Administrator or the Certificate Paying Agent in their individual capacities nor the Depositor is personally liable to the Holder for any amount payable under this Ownership Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Holder acknowledges and agrees that its rights to receive distributions in respect of this Ownership Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

The Depositor and the Holder, by acceptance of an Ownership Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Ownership Certificate for federal, state and local income tax purposes as an equity interest in the Trust.

The Holder, by its acceptance of an Ownership Certificate, covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Ownership Certificate, the Notes, the Agreement or any other of the Operative Agreements.

Distributions on this Ownership Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Holder without the presentation or surrender of this Ownership Certificate or the making of any notation hereon.  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Ownership Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Ownership Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust in the State of New York.

Reference is hereby made to the further provisions of this Ownership Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Ownership Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

THIS OWNERSHIP CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Ownership Certificate to be duly executed.

SASCO MORTGAGE LOAN TRUST 2003-GEL1

By:   WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  _________________________

CERTIFICATE OF AUTHENTICATION

This is the Ownership Certificate referred to in the within-mentioned Trust Agreement.

SASCO MORTGAGE LOAN TRUST 2003-GEL1

By:    WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  _________________________

[REVERSE OF OWNERSHIP CERTIFICATE]

The Ownership Certificate does not represent an obligation of, or an interest in, the Depositor, the Indenture Trustee, the Owner Trustee, the Bank or any Affiliates of any of them and no recourse may be had against any such parties or their assets, except as expressly set forth or contemplated herein or in the Agreement or the other Operative Agreements.  In addition, this Ownership Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Collateral, all as more specifically set forth herein.  A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the effect that such amendment complies with the provisions of the Agreement and would not cause the Trust to be subject to an entity level tax.  If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Noteholder or the Indenture Trustee.  If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding sentence, the amendment shall require the consent of the Holder, the consent of Noteholders evidencing more than 662/3% at the Outstanding Balance of the Notes and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed to the Holder or to any Noteholder, or (ii) waive the requirement of consent of the Holder or reduce the aforesaid percentage of Noteholders which are required to consent to any such amendment.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Ownership Certificate is registerable in the Certificate Register upon surrender of this Ownership Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon a new Ownership Certificate will be issued to the designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Administrator.

Except as provided in the Agreement, the Ownership Certificate is issuable only in a minimum Percentage Interest of 100%.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith or any expense incurred thereby.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, the Administrator and the Certificate Registrar may treat the Holder as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Administrator, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.01 thereof and the termination of the Transfer and Servicing Agreement.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (Please print or type name and address, including postal zip code, of assignee) the within Ownership Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Ownership Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                   */

Signature Guaranteed:

                                                                   */

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Ownership Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds __________________ to for the account of ______________________________, account number _______________, or, if mailed by check, to _________________________________.

Applicable statements should be mailed to __________________________________.

Signature of assignee or agent

(for authorization of wire transfer only)

EXHIBIT B

[RESERVED]

EXHIBIT C

FORM OF CERTIFICATE OF TRUST OF

SASCO MORTGAGE LOAN TRUST 2003-GEL1

THIS Certificate of Trust of SASCO Mortgage Loan Trust 2003-GEL1 (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. CODE, Sections 3801 et seq.) (the “Act”)

1.

NAME.  The name of the statutory trust formed hereby is “SASCO Mortgage Loan Trust 2003-GEL1.”

2.

DELAWARE TRUSTEE.  The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.

EFFECTIVE DATE.  This Certificate of Trust shall be effective on [[              ]], 2003.

IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST COMPANY,

as Owner Trustee

By:

Name:

Title:

EXHIBIT D-1

FORM OF RULE 144A INVESTMENT LETTER

__________________

Date

U.S. BANK NATIONAL ASSOCIATION,

  as Certificate Registrar

180 East Fifth Street

St. Paul, Minnesota 55101

Attention:  Corporate Trust Department

Re:

SASCO Mortgage Loan Trust

Ownership Certificate, Series 2003-GEL1

Ladies and Gentlemen:

In connection with our acquisition of the SASCO Mortgage Loan Trust 2003-GEL1 Ownership Certificate, Series 2003-GEL1 (the “Certificate”), we certify that (a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Structured Asset Securities Corporation (the “Depositor”) concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificate or any interest in the Certificate, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificate or any interest in the Certificate from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificate under the Act or that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificate and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”).  We are aware that the sale to us is being made in reliance on Rule 144A.

We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and understand that such Certificate may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another exemption from registration under the Act.

In addition, we hereby certify that we either (i) are not a pension, profit-sharing or other employee benefit plan, including a “Keogh” plan or individual retirement account that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (or to any other substantially similar law) or any entity deemed to hold the plan assets of the foregoing or (ii) are a pension, profit-sharing or other employee benefit plan, including a “Keogh” plan or individual retirement account, or an entity deemed to hold the plan assets of the foregoing and our acquisition and holding of the Certificates, throughout the period that we will hold the Certificates, will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or if we are subject to any substantially similar law, will not result in a violation of any such substantially similar law.

We hereby acknowledge that under the terms of the Trust Agreement among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator, dated as of October 1, 2003, no transfer of the Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

We hereby indemnify the Depositor, Certificate Registrar and the Owner Trustee against any liability that may result to either of them if our transfer or other disposition of any Certificates (or any interest therein) is not exempt from the registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws, the provisions of this certificate or the applicable provisions of the Indenture.

Very truly yours,

[Name of Transferee]

By:

Name:

Title:

EXHIBIT D-2

FORM OF NON-RULE 144A INVESTMENT LETTER

__________________

Date

U.S. BANK NATIONAL ASSOCIATION,

  as Certificate Registrar

180 East Fifth Street

St. Paul, Minnesota 55101

Attention:  Corporate Trust Department

Re:

SASCO Mortgage Loan Trust

2003-GEL1, Ownership Certificate

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced certificates (the “Certificates”) we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws and (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee.

In addition, we hereby certify that we either (i) are not a pension, profit-sharing or other employee benefit plan, including a “Keogh” plan or individual retirement account that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (or to any other substantially similar law) or any entity deemed to hold the plan assets of the foregoing or (ii) are a pension, profit-sharing or other employee benefit plan, including a “Keogh” plan or individual retirement account, or an entity deemed to hold the plan assets of the foregoing and our acquisition and holding of the Certificates, throughout the period that we will hold the Certificates, will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or if we are subject to any substantially similar law, will not result in a violation of any such substantially similar law.

We hereby acknowledge that under the terms of the Trust Agreement among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator, dated as of October 1, 2003, no transfer of the Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

We hereby indemnify the Owner Trustee, the Depositor and the Certificate Registrar against any liability that may result to either of them if our transfer or other disposition of any Certificates (or any interest therein) is not exempt from the registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

Very truly yours,

[Name of Transferee]

By:

Name:

Title:

EXHIBIT E

[Reserved]

EXHIBIT F-1

FORM OF OWNERSHIP CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the __________________________ of _______________ (the “Purchaser”), a [corporation duly organized] and existing under the laws of ________________, on behalf of which he [she] makes this affidavit.

2.

The Purchaser’s Taxpayer Identification Number is _________.

3.

The Purchaser is a domestic corporation described in Section 860L(a)(2) of the Code that (i) is not the obligor on any debt instrument held as part of the Trust and (ii) is not related, within the meaning of Section 860L(g), to any person who is an obligor on any debt instrument held as part of the Trust.  The Purchaser is acquiring the Ownership Certificate directly for its own account and not as the trustee, nominee, or agent for another.

4.

The Purchaser is not, and on _________ [date of transfer] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire the Ownership Certificate.

5.

The Purchaser hereby acknowledges that under the terms of the Trust Agreement dated as of October 1, 2003 (the “Trust Agreement”), between Structured Asset Securities Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee, no transfer of the Ownership Certificate shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire the Ownership Certificate.

6.

The Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Ownership Interest.

7.

The Purchaser will not transfer the Ownership Certificate to any person or entity (i) as to which the Purchaser has reason to believe does not satisfy the requirements set forth in this affidavit, and (ii) without obtaining form the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit F-1 to the Agreement.

8.

The Purchaser understands that the Ownership Certificate is an ownership interest in a FASIT and, as a result, the Purchaser may incur tax liabilities in excess of any cash flows generated by the Ownership Certificate and that it intends to pay taxes associated with holding such Ownership Certificate as they become due.

9.

The Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of the Ownership Certificate to any Person other than a domestic corporation described in Section 860L(a)(2) of the Code that (i) is not the obligor on any debt instrument held as part of the Trust and (ii) is not related, within the meaning of Section 860L(g) to any person who is an obligor on any debt instrument held as part of the Trust Estate.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ ______.

_________________________________

Print Name of Purchaser

By: ______________________________

       Name:

       Title:

Personally appeared before me the above-named [name of officer] ________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _______ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of ________ 20__.

NOTARY PUBLIC

____________________________

COUNTY OF ________________

STATE OF __________________

My commission expires the ___ day of ______ ____.

EXHIBIT F-2

FORM OF OWNERSHIP CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Re:

SASCO Mortgage Loan Trust 2003-GEL1

__________________ (the “Transferor”) has reviewed the attached affidavit of _________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained therein is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to an Ownership Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

_____________________________

[Name of Transferor]

By: __________________________

Name:

Title:

Date:

EXHIBIT G

OWNER TRUSTEE FEE LETTER AGREEMENT

EXHIBIT H

FASIT ELECTION UNDER SECTION 860L(a)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)

For

SASCO MORTGAGE LOAN TRUST 2003-GEL1

1.

Lehman Pass-Through Securities Inc. is an Eligible Corporation, within the meaning of section 860L(a)(2) of the Code, and the Initial Holder of the Ownership Certificate, which evidences a 100% undivided beneficial ownership interest in SASCO Mortgage Loan Trust 2003-GEL1 (the “Trust”).

2.

Lehman Pass-Through Securities Inc., in its capacity as the Initial Holder of the Ownership Certificate, hereby elects, in accordance with section 860L(a)(3) of the Code, that the Trust be treated as a FASIT for federal income tax purposes.

3.

Lehman Pass-Through Securities Inc. is a member of an affiliated group or corporations that files a consolidated federal income tax return and Lehman Pass-Through Securities Inc. intends that this election be a part of the consolidated federal income tax return for the taxable year that includes the Trust’s startup day, within the meaning of section 860L(d)(1) of the Code.

4.

The name and address of the Trust are as follows:

SASCO Mortgage Loan Trust 2003-GEL1

c/o Wilmington Trust Company

Attn: Corporate Trust Administration

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-0001

5.

The name and address of the Administrator are as follows:

U.S. Bank National Association

Attn: Structured Finance (SASCO 2003-GEL1)

180 East Fifth Street

St. Paul, Minnesota 55101

6.

The name and address of the Depositor (the person who transferred the assets to the Trust) are as follows:

Structured Asset Securities Corporation

Attn: Mortgage-Backed Finance (SASCO 2003-GEL1)

745 Seventh Avenue

7th Floor

New York, NY 10019

7.

Information concerning the Trust’s issuance of Notes, which are designated as FASIT regular interests, including prepayment assumptions made for purposes of section 1272(a)(6) of the Code, are set forth in the attached prospectus, pursuant to which the Notes were offered, and the attached agreement dated as of October 1, 2003, among Structured Assets Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator, pursuant to which the Trust was organized (the “Trust Agreement”).

8.

By affixing their signatures hereto, the parties to the Trust Agreement and the Initial Holder hereby manifest their intent to elect FASIT status on behalf of the Trust.

Lehman PASS-THROUGH SECURITIES INC., as the Initial Holder

By: _____________________________

      Name:

      Title:

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

By: _____________________________

      Name:

      Title:

WILMINGTON TRUST COMPANY, as Owner Trustee

By: _____________________________

      Name:

      Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrator

By: _____________________________

      Name:

      Title:

EXHIBIT I

AFFIDAVIT OF LEHMAN PASS-THROUGH SECURITIES INC., AS INTIAL HOLDER, CONCERNING FILING OF FASIT ELECTION FOR SASCO MORTGAGE LOAN TRUST 2003-GEL1

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the Initial Holder of the Ownership Certificate in SASCO Mortgage Loan Trust 2003-GEL1 (the “Trust”).

2.

The undersigned is a member of an affiliated group of corporations that files a consolidated return for federal income tax purposes.

3.

The undersigned hereby confirms that an election of FASIT status, in the form Exhibit H to the agreement dated as of October 1, 2003, among Structured Assets Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator, pursuant to which the Trust was organized (the “Trust Agreement”), signed on behalf of the Initial Holder, the Depositor, the Owner Trustee, and the Administrator, has been filed with a timely filed federal income tax return for the affiliated group of corporations of which the Initial Holder is a member for the taxable year of the Initial Holder that includes the startup day for the Trust.

IN WITNESS WHEREOF, the Initial Holder has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested this ____ day of ___________ 2004.

LEHMAN PASS-THROUGH SECURITIES INC., as Initial Holder

By:____________________________________

Name:

Title:

Personally appeared before me the above-named [name of officer] ________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _______ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of ________ 20__.

NOTARY PUBLIC

____________________________

COUNTY OF ________________

STATE OF __________________

My commission expires the ___ day of ______ ____.